DEAR FELLOW SHAREHOLDERS:

     Net investment income for the full year and for the fourth quarter was $2,234,226 and $552,647, respectively. A dividend of $.26 was declared on December 1, 1999 payable January 28, 2000 to holders of record December 23, 1999. We have been advised that 6.17% of 1999 dividend income is deemed to have been derived from interest earned on U.S. federal obligations.

     Jim O'Leary, a founder of Excelsior, has retired. We shall miss his consistent good sense, good humor, and good company. The word "good" doesn't apply to very many people; Jim has earned that description in all his many walks of life. One of his skills is little known; he played professional baseball. As far as all of us are concerned, Jim will be long remembered as our "designated hitter."

     Geoffrey O'Connor has joined our board. He is an expert tax and estate attorney who started his legal career in the Tax Court and has, along the way, appeared before the Supreme Court of the United States. After being a member of a large firm in New York City, Geoff moved to his own practice several years ago. We welcome his educated insight.

     There is no way that anyone would pass up a chance to make predictions for this New Year. So here goes:

     The genius of America is our "can do" optimism. That spirit should underwrite our continuing run as the successor to the British Empire. For now, we rule the roost, and it would be a real error to bet against us. The world is on a dollar standard, and we are strong enough so that the next election really doesn't matter. Other countries are worried about feeding their citizens; we debate about the budget surplus!

     How will it end? Certainly there will be stock market swings. After all e-commerce amounts to only about 12 billion out of a total of three trillion dollars of consumption spending. The annual revenues of Amazon were not much bigger than Wal-Mart's volume on the day before Thanksgiving. Valuation excesses will change--the fancy way to put it is that "markets regress to the mean."

     So what? All sorts of handwringers will look smart for a while. There will surely be still another paradigm to replace the supposedly "new" one which rules today. But the American run won't end until we lose the will to squelch the barbarians, many of whom are already within our walls.

     It's been a great run; we've got a good long way to go.

     HAPPY NEW YEAR!

                                                    Sincerely,

                                                    /s/ Townsend Brown II

                                                    Townsend Brown II
                                                    Chairman and President

January 7, 2000

Excelsior Income Shares, Inc.

SCHEDULE OF INVESTMENTS
December 31, 1999 (Note 1)

U.S. GOVERNMENT AND FEDERAL                    Moody's
AGENCIES OBLIGATIONS--49.89%                   Rating**      Face Amount        Cost*           Value
--------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Deb.,
  6%, 4/1/28                                      (1)        $ 2,820,809     $ 2,774,530     $ 2,582,510
Federal National Mortgage Assn., Global Bond,
  8.50%, 2/1/05                                                1,600,000       1,600,000       1,602,650
Government National Mortgage Assn.,
  6%, 7/20/27                                     (1)            409,893         411,878         411,822
  6%, 11/20/28                                    (1)          2,901,529       2,858,459       2,633,779
  7%, 5/15/22                                     (1)            186,724         186,491         180,442
  7%, 4/15/23                                     (1)          2,369,725       2,371,206       2,289,993
  7%, 5/15/23                                     (1)            524,769         523,211         507,110
  7%, 3/15/24                                     (1)          1,198,895       1,186,157       1,158,557
  7%, 7/20/29                                     (1)          3,955,274       3,901,043       3,811,120
  7.50%, 12/15/25                                 (1)            582,632         581,722         576,563
  8%, 8/15/24                                     (1)            653,973         650,397         660,990
  8%, 1/15/25                                     (1)            558,962         540,446         564,959
  8.50%, 7/15/17                                  (1)            509,424         522,398         524,123
  8.50%, 5/15/21                                  (1)            191,896         196,783         197,433
  10%, 1/15/18                                    (1)            423,795         459,884         459,746
U.S. Treasury Bond,
  7.25%, 5/15/16                                  (1)          1,000,000         975,000       1,045,313
                                                             -----------     -----------     -----------
                                                              19,888,300      19,739,605      19,207,110
                                                             -----------     -----------     -----------

BONDS AND NOTES--33.60%
--------------------------------------------------------------------------------------------------------
Commercial Mortgage Asset Trust,
  6.64%, 4/17/10                                  Aaa          1,000,000       1,012,969         935,910
DuPont (EI) de Nemours & Co., Notes,
  8.25%, 9/15/06                                  Aa2          1,500,000       1,495,875       1,567,019
Ford Motor Credit,
  6.125, 1/9/06                                    A1          2,000,000       1,989,980       1,871,262
KFW International Finance Inc., Notes,
  7.20%, 3/15/14                                  Aaa          2,000,000       1,978,500       1,974,910
Nationslink Funding Corp.,
  6.476%, 7/20/08                                 Aaa          1,000,000       1,014,414         938,090
Republic N.Y. Corp., Notes,
  7.75%, 5/15/09                                   A1          1,800,000       1,806,138       1,786,495
Wachovia Corp. Sub. Notes,
  6.375%, 2/1/09                                   A1          2,000,000       1,997,400       1,852,342
Wisconsin Elec. Power Co.,
  7.25%, 8/1/04                                   Aa2          2,000,000       1,988,600       2,007,720
                                                             -----------     -----------     -----------
                                                              13,300,000      13,283,876      12,933,748
                                                             -----------     -----------     -----------
SHORT-TERM HOLDINGS--16.51%
--------------------------------------------------------------------------------------------------------
Dreyfus Government Cash Management Fund                        1,900,000       1,900,000       1,900,000
Federal National Mortgage Assn., Disc. Note
  1/13/00                                                      4,000,000       3,992,567       3,992,567
Fidelity Cash Management Fund                                    461,578         461,578         461,578
                                                             -----------     -----------     -----------
                                                               6,361,578       6,354,145       6,354,145
                                                             -----------     -----------     -----------
TOTAL INVESTMENTS IN SECURITIES                              $39,549,878     $39,377,626     $38,495,003
                                                             ===========     ===========     ===========

---------------
Percentages are based on total investments.

         The accompanying notes are an integral part of this schedule.

Excelsior Income Shares, Inc.

December 31, 1999 (Note 1)

The aggregate market value at December 31, 1999 for the long-term holdings in terms of Quality Ratings is as follows:

       Rating**          Value           Percent
    ---------------   -----------        -------
    Aaa (1)           $23,056,020          71.74
    Aa2                 3,574,739          11.12
    A1                  5,510,099          17.14
                      -----------        -------
    Total             $32,140,858         100.00
                      ===========        =======

(1) These securities which are issued and/or guaranteed by the U.S. Government or Federal Agencies are not rated but are deemed to be Aaa quality for purposes of this report.

*Based on cost for Federal income tax purposes:

    Aggregate gross unrealized
      appreciation                    $   200,706
    Aggregate gross unrealized
      depreciation                     (1,083,329)
                                      -----------
  Net unrealized depreciation         ($  882,623)
                                      ===========
Cost for Federal Income Tax
Purposes                              $39,377,626
                                      ===========

**Credit ratings are unaudited.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

ASSETS:
------------------------------
Investments (Note 1) in securities
  at value (identified
  cost $39,377,626):
  U.S. Government and
    Federal Agencies
    obligations         $19,207,110
  Bonds and notes        12,933,748
  Short-term holdings     6,354,145
                        -----------
    Total Investments                 $38,495,003
Cash                                        1,822
Interest receivable                       450,991
Prepaid expenses                            7,850
                                      -----------
    Total Assets                       38,955,666
                                      -----------

LIABILITIES:
------------------------------
Dividend payable                          565,784
Accrued advisory fee (Note 3)              52,396
Accrued operating expenses                 54,787
                                      -----------
    Total Liabilities                     672,967
                                      -----------
Net Assets                            $38,282,699
                                      ===========
  NET ASSETS consist of:
  Overdistributed net investment
    income                            ($   23,736)
  Accumulated net realized losses
    from investment transactions         (260,046)
  Unrealized appreciation on
    investments                          (882,623)
  Capital shares (Note 5)                  21,731
  Additional paid-in capital           39,427,373
                                      -----------
                                      $38,282,699
                                      ===========
Net Asset Value per share
  ($38,282,699 / 2,173,091 shares)         $17.62
                                      ===========

         The accompanying notes are an integral part of this statement.

Excelsior Income Shares, Inc.

STATEMENT OF OPERATIONS
for the year ended December 31, 1999
(Note 1)

INVESTMENT INCOME:
------------------------------
INCOME--Interest                       $ 2,654,806
EXPENSES:
  Investment advisory fee  $193,272
  Directors' fees and
    expenses                 34,561
  Officer's salary           51,827
  Postage and printing       28,958
  Professional fees          30,120
  Insurance                  23,853
  Transfer agent and
    registrar fees           (8,838)
  The New York Stock
    Exchange, Inc.--
    annual fee               15,969
  Miscellaneous              50,858
                          ---------
  Total expenses                           420,580
                                       -----------
  Investment Income--Net                 2,234,226
                                       -----------

REALIZED GAIN AND UNREALIZED APPRECIATION
(DEPRECIATION) ON INVESTMENTS--NET:
------------------------------
Realized gain from security
  transactions
  (excluding short-term securities):
  Proceeds from sales    $9,515,506
  Cost of sales           9,429,169
                         ----------
    Net realized gain                       86,337
Unrealized appreciation
  (depreciation) on
  investment securities:
  Beginning of year       1,824,564
End of year                (882,623)
                         ----------
  Change in unrealized
    appreciation--net                   (2,707,187)
                                       -----------
Net realized gain and change
  in unrealized appreciation
  (depreciation) on investments         (2,620,850)
                                       -----------
Net decrease in Net Assets
  Resulting from Operations            ($  386,624)
                                       ===========

STATEMENT OF CHANGES IN NET ASSETS

                           For the       For the
                            year          year
                            ended         ended
                          Dec. 31,      Dec. 31,
                            1999          1998
                         -----------   -----------
INCREASE (DECREASE)
IN NET ASSETS:
-----------------------
Operations:
 Investment income--
  net (Note 1)           $ 2,234,226   $ 2,314,162
 Realized gain on
  investments--net
  (Note 2)                    86,337        29,104
 Change in unrealized
  appreciation--net       (2,707,187)      487,983
                         -----------   -----------
 Net increase
  (decrease)
  in net assets
  resulting from
  operations                (386,624)    2,831,249
 Dividends to share-
  holders from:
  Investment income--
  net                     (2,200,677)   (2,251,982)
 Cost of shares
  purchased pursuant to
  Section 23 of the
  Investment Company
  Act of 1940 (Note 5)      (199,098)           --
                         -----------   -----------
 Total increase
  (decrease) in net
  assets                  (2,786,399)      579,267

NET ASSETS:
-----------------------
 Beginning of year        41,069,098    40,489,831
                         -----------   -----------
 End of year (including
  (overdistributed) net
  investment income of
  ($23,736) and
  ($57,285) in 1999 and
  1998, respectively)    $38,282,699   $41,069,098
                         ===========   ===========

        The accompanying notes are an integral part of these statements.

Excelsior Income Shares, Inc.

FINANCIAL HIGHLIGHTS

                                                     For the year ended
                                   -------------------------------------------------------
                                    1999        1998        1997        1996        1995
                                   -------     -------     -------     -------     -------
Per Share Operating
  Performance:
Net asset value, beginning of
  year                             $ 18.78     $ 18.52     $ 18.23     $ 18.94     $ 16.87
                                   -------     -------     -------     -------     -------
  Net investment income               1.03        1.06        1.08        1.11        1.14
  Net gain (loss) on securities
     (realized and unrealized)       (1.20)        .23         .38        (.64)       2.05
                                   -------     -------     -------     -------     -------
Total from investment
  operations                          (.17)       1.29        1.46         .47        3.19
                                   -------     -------     -------     -------     -------
Less Dividends and
  Distributions:
Dividends from net investment
  income                             (1.01)      (1.03)      (1.17)      (1.18)      (1.12)
                                   -------     -------     -------     -------     -------
Total dividends and
  distributions                      (1.01)      (1.03)      (1.17)      (1.18)      (1.12)
                                   -------     -------     -------     -------     -------
  Treasury stock transaction           .02          --         .00          --          --
                                   -------     -------     -------     -------     -------
Net asset value, end of year       $ 17.62     $ 18.78     $ 18.52     $ 18.23     $ 18.94
                                   =======     =======     =======     =======     =======
Market value per share, end of
  year                             $ 14.25     $ 16.56     $ 16.75     $ 15.75     $ 16.00
                                   =======     =======     =======     =======     =======

Total Investment Return:
Based on market value per share     (8.39%)      5.55%      14.51%       5.68%      17.04%
Ratios To Average Net Assets:
Expenses                             1.05%       0.97%       1.08%       1.07%       1.08%
Net investment income                5.60%       5.62%       5.89%       6.02%       6.26%
Supplemental Data:
Net assets at end of period
  (000 omitted)                    $38,283     $41,069     $40,490     $39,887     $41,452
Portfolio turnover rate             16.09%      15.88%       2.91%       5.50%      25.07%

         The accompanying notes are an integral part of this schedule.

Excelsior Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS
December 31, 1999
--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Excelsior Income Shares, Inc. (the "Company") was incorporated on March 16, 1973 and commenced operations on May 15, 1973. The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The significant accounting policies of the Company, which are in conformity with generally accepted accounting principles, are as follows:

     a) Investments--Security transactions are recorded as of the trade date. Investments owned at December 31, 1999, are reflected in the accompanying financial statements at value. Valuations of the Company's investments are supplied by a pricing service approved by the Board of Directors or by dealers who regularly trade in the security being valued. Short-term holdings are carried at cost plus accrued interest, which approximates value.

     The difference between cost and value is reflected separately as unrealized appreciation (depreciation) of investments.

     The cost basis of bonds is not adjusted for amortization of premiums or accretion of discounts, except for original issue discount which is accreted.

     Realized gains and losses on security transactions are determined on the basis of identified cost.

     b) Federal Income Taxes--No provision for Federal income taxes has been made in the accompanying financial statements since the Company intends to comply with the provisions of Subchapter M of the Internal Revenue Code and to distribute to its shareholders substantially all of its net investment income and net realized capital gains, if any. For Federal income tax purposes the Company has capital loss carryforwards of $260,046 expiring on December 31, 2003, available to offset future capital gains, if any.

     c) Investment Income Recognition--The Company records interest and expenses on the accrual basis.

     d) Dividend Distributions--The Company records dividend distributions to shareholders as of the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and federal income tax purposes. The effect of these differences for the year ended December 31, 1998 is an increase in undistributed net investment income of $13,363, a decrease in accumulated net realized loss of $13,363.

     e) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Excelsior Income Shares, Inc.
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1999
--------------------------------------------------------------------------------

(2) DISTRIBUTIONS:

Realized gains from security transactions to the extent they exceed accumulated net realized losses are distributed to shareholders in the succeeding year.

(3) RELATED PARTY TRANSACTIONS:

Under an investment advisory agreement, United States Trust Company of New York (the "Advisor") furnishes investment advisory services to and performs certain administrative functions for the Company. Quarterly fees for such services are based on the net assets of the Company, as of the close of the last business day of each quarter, at the annual rate of 0.5% of the first $100,000,000 of such net assets, and at reduced rates thereafter.

     The investment advisory agreement also provides that the Advisor will reimburse the Company for all expenses (excluding interest, taxes, brokerage commissions and certain other expenses, if any) borne by the Company in any calendar year in excess of 1.5% of the first $30,000,000 of annual average net assets, and 1% of annual average net assets in excess of $30,000,000.

     Each director who is not an employee of United States Trust Company of New York, receives from the Company an annual fee of $5,000, an attendance fee of $300, and $100 for each audit committee meeting attended.

     Two officers of the Company are officers of United States Trust Company of New York.

     Mr. Alexander R. Powers, has been principal Investment Advisor since August 1997. Mr. Powers has been a managing director of the Fixed Income Division of United States Trust Company of New York since March 1998 and was Senior Vice President from August 1997 to March 1998.

(4) PURCHASES AND PROCEEDS FROM SALES OF SECURITIES:

For the year ended December 31, 1999, purchases and proceeds from sales of securities other than short-term United States Government and Federal Agencies obligations aggregated $2,027,382 and $-0-, respectively. Purchases and proceeds from sales of United States Government and Federal Agencies obligations aggregated $6,871,055 and $9,515,506, respectively.

(5) CAPITAL STOCK:

At December 31, 1999, 2,173,091 shares of $.01 par value common stock (15,000,000 shares authorized) were outstanding.

     Pursuant to Section 23 of the Investment Company Act of 1940, the Company may in the future purchase shares of Excelsior Income Shares, Inc. Common Stock on the open market from time to time, at such times, and in such amounts as may be deemed advantageous to the Company. Nothing herein shall be considered a commitment to purchase such shares. For the year ended December 31, 1997 the Company purchased 2,000 shares in the open market at a cost of $30,805. For the period ended December 31, 1999, the Company purchased 13,300 shares in the open market at a cost of $199,098.

Excelsior Income Shares, Inc.
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
EXCELSIOR INCOME SHARES, INC.:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Excelsior Income Shares, Inc. (the "Fund"), as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

                                                     PricewaterhouseCoopers LLP

New York, New York
February 10, 2000

ADDITIONAL INFORMATION:

YEAR 2000:

Like other investment companies, financial and business organizations and individuals around the world, the Company could be affected adversely if the computer systems used by the Investment Adviser and the Company's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Investment Adviser and the Company's other service providers have informed the Company that they are taking steps to address the Year 2000 Problem with respect to the computer systems that they use. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Company as a result of the Year 2000 Problem.

EXCELSIOR INCOME SHARES, INC.
114 W. 47th Street, 8th Floor
New York, NY 10036-1532
(212) 852-3732

DIRECTORS
Townsend Brown II
Edwin A. Heard
Geoffrey J. O'Connor
John H. Reilly
Perry W. Skjelbred
Philip J. Tilearcio
Kenneth G. Walsh

OFFICERS
Townsend Brown II, Chairman,
President, Chief Executive Officer
Robert D. Cummings
Secretary and Treasurer
Robert R. Johnson
Assistant Treasurer
  and Assistant Secretary

INVESTMENT ADVISOR
United States Trust Company
  of New York
114 West 47th Street
New York, NY 10036-1532

TRANSFER AGENT REGISTRAR & CUSTODIAN
The Chase Manhattan Bank, N.A.
Customer Services
4 New York Plaza, 6th Floor
New York, NY 10043
(800) 257-2356

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Listed on N.Y. Stock Exchange--Symbol EIS

A "Closed-End Bond Funds" table, which includes current data on Excelsior, is published weekly by The Wall Street Journal and The New York Times.


                 --------------------------------------

                                    [LOGO]

                                   Excelsior
                                 Income Shares,
                                      Inc.

                                 Annual Report
                               December 31, 1999

                 --------------------------------------